                   Morgan Stanley Emerging Markets Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securit  Purch  Size    Offeri Total     Amount  % of    % of
   y      ase/  of      ng     Amount    of      Offeri  Fund  Brokers    Purcha
Purchas  Trade  Offeri  Price  of        Shares  ng      s                sed
   ed     Date  ng      of     Offerin   Purcha  Purcha  Tota             From
                        Shares g         sed     sed     l
                                         By      By      Asse
                                         Fund    Fund    ts
                                                                 China
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                                  on
                                                               Limited,
                                                                 CITIC
                                                               Securitie
                                                                s Co.,
                                                                 Ltd.,
                                                               Citigroup
                                                                Global
                                                                Markets
                                                                 Asia
         04/23    -                                            Limited,
         /07                                                   The Hong
                                                               Kong and
                                                               Shanghai
                                                                Banking
                                                               Corporati
                                                                  on
                                                               Limited,
                                                               The Hong
                                                               Kong and
                                                               Shanghai
                                                                Banking
                                                               Corporati
                                                                  on
 China                         $3,670,                         Limited,   Citigr
 Citic                  HKD5.8 372,685   186,00   0.00%  0.02   Lehman     oup
  Bank                    6                0              %    Brothers
 Corp.                                                           Asia
Limited                                                        Limited,
                                                                 China
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                               on (Hong
                                                                 Kong)
                                                               Limited,
                                                                 CITIC
                                                               Securitie
                                                                   s
                                                               Corporate
                                                                Finance
                                                                 (HK)
                                                               Limited,
                                                                Morgan
                                                                Stanley
                                                                 Dean
                                                                Witter
                                                                 Asia
                                                               Limited,
                                                               BOCI Asia
                                                               Limited,
                                                                 ICEA
                                                                Capital
                                                               Limited,
                                                               Sun Hung
                                                                  Kai
                                                               Internati
                                                                 onal
                                                               Limited,
                                                                  CCB
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Limited,
                                                                 First
                                                               Shanghai
                                                               Securitie
                                                                   s
                                                               Limited,
                                                                Guotai
                                                                 Junan
                                                               Securitie
                                                                s (Hong
                                                                 Kong)
                                                               Limited,
                                                               Tai Fook
                                                               Securitie
                                                               s Company
                                                                Limited

                                                                Morgan
         04/20    -                                            Stanley,
         /07                                                      UBS
                                                               Investmen
                                                                t Bank,
                                                                Morgan
                                                                Stanley
                                                                 Dean
                                                                Witter
                                                                 Asia      UBS
 China                   HKD     USD     39,000   0.00%  0.01  Limited,   Invest
Molybde                  6.80    $943                     %     UBS AG,    ment
num Co.                          min                             China     Bank
  Ltd                                                          Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                               on (Hong
                                                                 Kong)
                                                               Limited,
                                                                Guotai
                                                                 Junan
                                                               Securitie
                                                                s (Hong
                                                                 Kong)
                                                               Limited,
                                                               Sun Hung
                                                                  Kai
                                                               Internati
                                                                 onal
                                                                Limited